UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

REPLIGEN CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Repligen Corporation

41 Seyon Street

Building #1, Suite 100

Waltham, MA 02453

(781) 250-0111

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

The Annual Meeting of Stockholders of Repligen Corporation, a Delaware corporation (“Repligen” or the “Company”) will be held on Friday, September 12, 2008, 10:00 a.m. local time, at the offices of Repligen, 41 Seyon Street, Building #1, Suite 100, Waltham, Massachusetts, 02453 for the following purposes:

1.	To elect six directors, nominated by the Board of Directors, to serve until the 2009 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

2.	To approve the Company’s Second Amended and Restated 2001 Repligen Corporation Stock Plan; and

3.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Stockholders entitled to notice of and to vote at the Annual Meeting shall be determined as of the close of business on July 15, 2008, the record date fixed by the Board of Directors for such purpose.

By Order of the Board of Directors

William J. Kelly, Secretary

Waltham, Massachusetts

July 29, 2008

IT IS IMPORTANT THAT ALL SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE. YOU NEED TO VOTE IN ACCORDANCE WITH THE INSTRUCTIONS LISTED ON THE PROXY CARD. IF SHARES ARE HELD IN A BANK OR BROKERAGE ACCOUNT, YOU MAY BE ELIGIBLE TO VOTE ELECTRONICALLY OR BY TELEPHONE. PLEASE REFER TO THE ENCLOSED VOTING INSTRUCTION FORM FOR INSTRUCTIONS.

REPLIGEN CORPORATION

41 SEYON STREET

BUILDING #1, SUITE 100

WALTHAM, MA 02453

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 12, 2008

JULY 29, 2008

Proxies in the form included with this proxy statement are solicited by the Board of Directors (the “Board”) of Repligen Corporation, a Delaware corporation (“Repligen” or the “Company”), for use at the Annual Meeting of Stockholders of Repligen to be held, pursuant to the accompanying Notice of Annual Meeting, on Friday, September 12, 2008, 10:00 a.m. local time, or at any adjournments or postponements thereof (the “Annual Meeting” or the “Meeting”), at Repligen’s principal executive offices at 41 Seyon Street, Building #1, Suite 100, Waltham, Massachusetts 02453. Only stockholders of record as of July 15, 2008 (the “Record Date”) will be entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. As of the Record Date, 31,172,234 shares of Common Stock, $0.01 par value (the “Common Stock”), of Repligen were issued and outstanding and entitled to vote.

Repligen’s Annual Report to Stockholders, containing financial statements for the fiscal year ended March 31, 2008, is being provided together with this proxy statement to all stockholders entitled to vote at the Meeting. It is anticipated that this proxy statement and the accompanying proxy will be first sent or given to stockholders on or about July 29, 2008.

The holders of Common Stock are entitled to one vote per share on any proposal presented at the Annual Meeting. Stockholders may vote in person or by proxy. Stockholders may vote by proxy by completing, signing, dating and returning the accompanying proxy card or by voting by telephone or via the internet in accordance with the instructions listed on the proxy card. Execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before the taking of the vote at the Annual Meeting. Proxies may be revoked by: (1) filing with the Secretary of Repligen, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy; (2) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of Repligen or by telephone or internet, in accordance with the instructions listed on the proxy card, before the taking of the vote at the Annual Meeting; or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). For those stockholders who submit a proxy by telephone or the internet, the date on which the proxy is submitted in accordance with the instructions listed on the proxy card is the date of the proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Repligen Corporation, 41 Seyon Street, Building #1, Suite 100, Waltham, Massachusetts 02453, Attention: Secretary, at or before the taking of the vote at the Annual Meeting.

Each of the persons named as attorneys in the proxies is a director, officer and/or employee of Repligen. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted as stated below under the heading “Voting Procedures.” Any stockholder submitting a proxy has the right to withhold authority to vote for any individual nominee to the Board by writing that nominee’s number on the space provided on the proxy card, checking the box next to the name of such individual if voting by proxy via the internet or, if using the telephone to vote by proxy, by following the verbal instructions for entering the two digit number appearing on the proxy card immediately before the name of such individual. Where a choice has been specified on the proxy with respect to a matter, the shares represented by the proxy will be voted in accordance with the specifications and will be voted FOR if no specification is indicated, as permitted by applicable regulations and by Repligen’s corporate documents.

The Board knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

VOTING PROCEDURES

The representation, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions or broker “non-votes,” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A “non-vote” occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

Election of Directors. Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. The six nominees who receive the highest number of affirmative votes of the shares present or represented and voting on the election of directors at the Annual Meeting will be elected to the Board. Shares present or represented and not so marked as to withhold authority to vote for a particular nominee will be voted in favor of a particular nominee and will be counted toward such nominee’s achievement of a plurality. Shares present at the meeting or represented by proxy where the stockholder properly withholds authority to vote for such nominee in accordance with the proxy instructions will not be counted toward such nominee’s achievement of plurality.

Approve Second Amended and Restated 2001 Repligen Corporation Stock Plan. The Second Amended and Restated 2001 Repligen Corporation Stock Plan will be approved upon the affirmative vote of a majority of the holders of Common Stock.

Other Matters. The Board knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that matter is required for approval. Shares voted to abstain are included in the number of shares present or represented and voting on each matter. Shares subject to broker “non-votes” are considered to be not entitled to vote for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

Laura Whitehouse Pew, the Company’s Vice President, Market Development, will serve as the Inspector of Elections and will count all votes and ballots.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of Repligen’s Common Stock as of July 15, 2008: (i) by each person who is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) by each director or nominee of the Company; (iii) by each present or former executive officer of the Company named in the Summary Compensation Table set forth below under “Compensation and Other Information Concerning Directors and Officers” and (iv) by all directors, nominees for director and executive officers of Repligen as a group. The business address of each director and executive officer is Repligen Corporation, 41 Seyon Street, Building #1, Suite 100, Waltham, Massachusetts 02453.

Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
BVF Inc. (3)	2,080,950	6.7%
Ronald L. Chez (4)	1,926,906	6.2%
Walter C. Herlihy, Ph.D. (5)	737,203	2.3%
William J. Kelly	5,000	*
Alexander Rich, M.D. (6)	536,500	1.7%
James R. Rusche, Ph.D. (7)	288,874	*
Daniel P. Witt, Ph.D. (8)	96,300	*
Thomas F. Ryan, Jr. (9)	147,000	*
Karen Dawes (10)	48,000	*
Earl Webb Henry, M.D.	0	*
Alfred L. Goldberg, Ph.D.	0	*
All directors, nominees and executive officers as a group (9 persons) (11)	1,858,877	5.8%

*	Less than one percent
(1)	Beneficial ownership, as such term is used herein, is determined in accordance with Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, and includes voting and/or investment power with respect to shares of Common Stock of Repligen. Unless otherwise indicated, the named person possesses sole voting and investment power with respect to the shares. The shares shown include shares that such person has the right to acquire within 60 days of July 15, 2008.
(2)	Percentages of ownership are based upon 31,172,234 shares of Common Stock issued and outstanding as of July 15, 2008. Shares of Common Stock that may be acquired pursuant to options that are exercisable within 60 days of July 15, 2008 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for the percentage ownership of any other person.
(3)	Based solely on a Schedule 13G/A filed on February 1, 2008, pursuant to the operating agreement of BVF Investments, L.L.C. (“Investments”), BVF Partners L.P. (“Partners”) is authorized, among other things, to invest the funds of Ziff Asset Management, L.P., the majority member of Investments, in shares of the Common Stock and to vote and exercise dispositive power over those shares of the Common Stock. Partners and BVF Inc. share voting and dispositive power over shares of the Common Stock beneficially owned by Biotechnology Value Fund, L.P. (“BVF”), Biotechnology Value Fund II, L.P. (“BVF2”), Investments and those owned by Investments 10, L.L.C. (“ILL10”), on whose behalf Partners acts as an investment manager and, accordingly, Partners and BVF Inc. have beneficial ownership of all of the shares of the Common Stock owned by such parties. As of February 1, 2008, securities beneficially owned by BVF Inc. consisted of the following:

a)	515,750 shares of Common Stock owned by BVF,

b)	325,400 shares of Common Stock owned by BVF2,

c)	1,116,700 shares of Common Stock owned by Investments, and

d)	123,100 shares of Common Stock owned by ILL10.

The business address of BVF Inc. is 900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611.

(4)	Based solely on a Schedule 13D/A filed on July 17, 2007. Mr. Chez’s business address is 1524 N. Astor Street, Chicago, Illinois 60610.
(5)	Includes 285,000 shares issuable pursuant to stock options which are exercisable within 60 days of July 15, 2008.
(6)	Includes 60,000 shares held by Dr. Rich’s spouse. Includes 100,000 shares issuable pursuant to stock options which are exercisable within 60 days of July 15, 2008.
(7)	Includes 33,000 shares held in a Uniform Trusts for Minors account by Dr. Rusche for his children who share Dr. Rusche’s household, as to which he disclaims beneficial ownership. Includes 160,000 shares issuable pursuant to stock options which are exercisable within 60 days of July 15, 2008.
(8)	Includes 58,000 shares issuable pursuant to stock options which are exercisable within 60 days of July 15, 2008.
(9)	Includes 1,000 shares held in a Uniform Gifts to Minors Account on behalf of Mr. Ryan’s grandson, and 12,000 on behalf of his daughter. Mr. Ryan disclaims beneficial ownership as to the shares held on behalf of his grandson and his daughter. Includes 84,000 shares issuable pursuant to stock options which are exercisable within 60 days of July 15, 2008.
(10)	Includes 46,000 shares issuable pursuant to stock options which are exercisable within 60 days of July 15, 2008.
(11)	Includes 733,000 shares issuable pursuant to stock options which are exercisable within 60 days of July 15, 2008.

PROPOSAL 1

ELECTION OF DIRECTORS

There are six nominees for director, all of whom are current directors of Repligen. Each candidate has been re-nominated by the Nominating and Corporate Governance Committee for election.

Nominee’s Name	Year Nominee First Became A Director	Position(s) with the Company
Karen Dawes	2005	Director
Walter C. Herlihy, Ph.D.	1996	President, Chief Executive Officer and Director
Earl Webb Henry, M.D.	2007	Director
Alfred L. Goldberg, Ph.D.	2008	Director
Alexander Rich, M.D.	1981	Director, Chairman of the Board
Thomas F. Ryan, Jr.	2003	Director

The directors of the Company will be elected to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal.

Shares represented by all proxies received by the Board and not marked or voted so as to withhold authority to vote for any individual director or for any group of directors will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named above. Proxies may not be voted for a greater number of persons than the number of nominees named. The Board knows of no reason why any nominee should be unable or unwilling to serve, but if any nominee should be unable or unwilling to serve, proxies will be voted or withheld in accordance with the judgment of the persons named as attorneys in the proxies with respect to the directorship for which that nominee was unable or unwilling to serve.

Proposal 1 relates solely to the election of six directors nominated by the Company and does not include any other matters relating to the election of directors, including without limitation, the election of directors nominated by any stockholders of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION AS DIRECTORS. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” EACH OF THE NOMINEES FOR ELECTION AS DIRECTORS UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Repligen’s executive officers are appointed on an annual basis by, and serve at the discretion of, the Board. Each executive officer is a full-time employee of Repligen. The directors, nominees and executive officers of Repligen are as follows:

Name	Age	Positions
Walter C. Herlihy, Ph.D. (4)	56	President, Chief Executive Officer and Director
James R. Rusche, Ph.D.	54	Senior Vice President, Research and Development
Daniel P. Witt, Ph.D.	61	Vice President, Operations
William J. Kelly	37	Vice President, Finance and Administration
Karen A. Dawes (1)(2)(3)	56	Director
Alexander Rich, M.D. (1)(2)(3)(4)	83	Director, Chairman of the Board
Thomas F. Ryan, Jr. (2)(3)	67	Director
Earl Webb Henry, M.D. (3)(4)	61	Director
Alfred L. Goldberg, Ph.D. (3)(4)	65	Director

(1)	Member of the Compensation Committee
(2)	Member of the Audit Committee
(3)	Member of the Nominating and Corporate Governance Committee
(4)	Member of the Science and Technology Committee

BIOGRAPHICAL INFORMATION

Walter C. Herlihy, Ph.D. joined Repligen in March 1996 as President, Chief Executive Officer and Director in connection with Repligen’s merger with Glycan Pharmaceuticals, Inc. From July 1993 to March 1996, Dr. Herlihy was the President and CEO of Glycan Pharmaceuticals, Inc. From October 1981 to June 1993, he held numerous research positions at Repligen, most recently as Senior Vice President, Research and Development. Dr. Herlihy holds an A.B. in chemistry from Cornell University and a Ph.D. in chemistry from MIT.

James R. Rusche, Ph.D. became Senior Vice President, Research and Development in December 2001. Dr. Rusche joined Repligen in March 1996 as Vice President, Research and Development in connection with Repligen’s merger with Glycan Pharmaceuticals, Inc. From July 1994 to March 1996, Dr. Rusche was Vice President, Research and Development of Glycan Pharmaceuticals, Inc. From February 1985 to June 1994, he held numerous research positions at Repligen, most recently as Vice President, Discovery Research. Dr. Rusche holds a B.S. in microbiology from the University of Wisconsin, LaCrosse and a Ph.D. in immunology from the University of Florida.

Daniel P. Witt, Ph.D. joined Repligen in March 1996 as Vice President, Business Development in connection with Repligen’s merger with Glycan Pharmaceuticals, Inc. From October 1993 to March 1996, Dr. Witt was Vice President, Business Development of Glycan Pharmaceuticals, Inc. From April 1983 to September 1993, he held numerous research positions at Repligen, most recently as Vice President, Technology Acquisition. Dr. Witt holds a B.A. in chemistry from Gettysberg College and a Ph.D. in biochemistry from the University of Vermont.

William J. Kelly joined Repligen in March 2008 as Vice President, Finance and Administration. Prior to joining Repligen, Mr. Kelly worked for Haemonetics Corporation, a medical device manufacturer, where he held the positions of Corporate Controller from 2005 to 2008 and Assistant Corporate Controller from 2001 to 2005. From 2000 to 2001, Mr. Kelly was Corporate Controller for SiteScape Corporation. Mr. Kelly is a Certified Public Accountant and previously worked for Deloitte and Touche LLP, most recently as audit manager, as well as Ernst & Young LLP. Mr. Kelly holds a B.A. in psychology from the College of the Holy Cross and an MS/MBA from Northeastern University.

Karen A. Dawes has served as director of Repligen since September 2005. She is currently President of Knowledgeable Decisions, LLC, a management consulting firm. She served from 1999 to 2003 as Senior Vice President and U.S. Business Group Head for Bayer Corporation’s U.S. Pharmaceuticals Group. Prior to joining Bayer, she was Senior Vice President, Global Strategic Marketing, at Wyeth, a pharmaceutical company (formerly known as American Home Products), where she held responsibility for worldwide strategic marketing. She also served as Vice President, Commercial Operations for Genetics Institute, Inc., which was acquired by Wyeth in January 1997, designing and implementing that company’s initial commercialization strategy to launch BeneFIX and Neumega. Ms. Dawes began her pharmaceuticals industry career at Pfizer, Inc. where, from 1984 to 1994, she held a number of positions in Marketing, serving most recently as Vice President, Marketing of the Pratt Division. At Pfizer, she directed launches of Glucotrol/Glucotrol XL, Zoloft, and Cardura. Ms. Dawes also serves as a director of Depomed, Inc.

Alexander Rich, M.D., Co-Founder and Chairman of the Board of Repligen, has been on the faculty of MIT since 1958 and is the Sedgwick Professor of Biophysics. Internationally recognized for his contributions to the molecular biology of nucleic acids, he has determined their three-dimensional structure and has investigated their activity in biological systems. He is widely known for his work in elucidating the three-dimensional structure of transfer RNA, which is a component of the protein synthesizing mechanism, and for his discovery of a novel, left-handed form of DNA. He is a member of the National Academy of Sciences, the American Philosophical Society, the Pontifical Academy of Sciences, Rome, and a foreign member of the French Academy of Sciences, Paris. Dr. Rich has been a Director of Repligen since May 1981. Dr. Rich is a director of Alkermes, Inc. and Profectus Biosciences, Inc.

Thomas F. Ryan Jr. has served as a Director of Repligen since September 2003. Mr. Ryan is currently a private investor. Mr. Ryan served as the President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999. Prior to 1995, he held a variety of positions at the investment banking firm of Kidder, Peabody & Co., Inc., serving as the firm’s Chairman in 1995. He holds a bachelor’s degree from Boston College and is a graduate of the Boston Latin School. Mr. Ryan is a Director for the New York State Independent System Operator, a Director for Mellon Asset Management Mutual Funds Board and a Trustee for Boston College.

Earl Webb Henry, M.D. has served as a director of Repligen since December 2007. Since 2004, Dr. Henry has been the Senior Vice President, Medical Affairs for inVentiv Clinical Solutions. From 2001 to 2004, Dr. Henry served as the Medical Director for HHI Clinical Research and Statistical Services, LLC until it was acquired by inVentiv Health, Inc. in 2004. Other positions held by Dr. Henry include Senior Vice President and Head, Worldwide Clinical Research and Regulatory Affairs for Cephalon, Inc., Vice President, Clinical Research for Guilford Pharmaceuticals Inc., Global Head of Central Nervous System Therapeutic Area for Sandoz Research Institute, and Senior Associate Director of Clinical Research for Pfizer Central Research. Dr. Henry holds a B.S. in Chemistry from the University of Illinois and an M.D. from the University of Chicago and completed his residence and fellowship at Harvard Medical School in neurology and neuropathology.

Alfred L. Goldberg, Ph.D. has served as a director of Repligen since July 2008. Dr. Goldberg is currently a Professor of Cell Biology at Harvard Medical School. Dr. Goldberg has been associated with Harvard University during his entire academic career. He was appointed an Assistant Professor at Harvard Medical School in 1969 and Dr. Goldberg has been a Professor at Harvard Medical School since 1977. Dr. Goldberg has served as a consultant to many biotechnology and pharmaceutical companies and on numerous Scientific Advisory Boards including the Michael J. Fox Foundation, The American Foundation for Aging Research, The Gladstone Institute of Neurological Disease at The University of California Medical School, and The Center for Neurodegenerative Disease at Brigham and Women’s Hospital. Dr. Goldberg earned an A.B. in 1963, studied at Cambridge University and Harvard Medical School, and earned his Ph.D. in 1968 from Harvard University.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No family relationship exists among the officers and directors of Repligen. The Audit Committee conducts an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee is required for all such transactions. The term “related party transactions” shall refer to transactions required to be disclosed by the Company pursuant to Item 404 of Regulation S-K promulgated by the SEC. There were no related party transactions during fiscal year 2008.

CORPORATE GOVERNANCE AND BOARD MATTERS

Independence of Members of the Board of Directors

The Board has determined that each of Ms. Dawes, Mr. Ryan and Drs. Henry and Goldberg are independent within the meaning of the Company’s director independence standards and the director independence standards of The Nasdaq Stock Market, Inc. (“Nasdaq”). Furthermore, the Board has determined that each member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board is independent within the meaning of the Company’s and Nasdaq’s director independence standards and that each member of the Audit Committee meets the heightened director independence standards for audit committee members of the Securities and Exchange Commission (“SEC”).

Executive Sessions

The Board intends to hold executive sessions of the independent Directors at least two times a year preceding or following regularly scheduled in-person meetings of the Board. Executive sessions do not include any employee Directors of the Company, and the Chairperson of the Board is responsible for chairing the executive sessions.

Policies Governing Director Nominations

Director Qualifications

The Nominating and Corporate Governance Committee is responsible for reviewing, from time to time, the appropriate qualities, skills and characteristics desired of Board members in the context of the current make-up of the Board and selecting or recommending to the Board, nominees for election as Directors. This assessment includes consideration of the following minimum qualifications that the Nominating and Corporate Governance Committee believes must be met by all Directors:

•

Directors must be of high ethical character, have no conflict of interest and share the values of the Company as reflected in the Company’s Code of Business Conduct and Ethics (the “Code of Business Conduct”);

•	Directors must have reputations, both personal and professional, consistent with the image and reputation of the Company;

•	Directors must have the ability to exercise sound business judgment;

•	Directors must have substantial business or professional experience and be able to offer advice and guidance to the Company’s management based on that experience; and

•	A director must have (at minimum) a bachelor’s degree or equivalent degree from an accredited college or university.

The Nominating and Corporate Governance Committee also considers numerous other qualities, skills and characteristics when evaluating Director nominees, such as:

•	An understanding of and experience in biotechnology and pharmaceutical industries;

•	An understanding of and experience in accounting oversight and governance, finance and marketing; and

•	Leadership experience with public companies or other significant organizations.

These factors and others are considered useful by the Board, and are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time.

Process for Identifying and Evaluating Director Nominees

The Board is responsible for selecting and nominating nominees for election as Directors but delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board or members of management will be requested to take part in the process as appropriate.

Generally, the Nominating and Corporate Governance Committee identifies candidates for Director nominees in consultation with management, through the use of search firms or other advisers, through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for Director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, questionnaires, background checks, or any other means that the Nominating and Corporate Governance Committee deems to be helpful in the evaluation process. The Nominating and Corporate Governance Committee meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board’s approval as Director nominees for election to the Board. The Nominating and Corporate Governance Committee also recommends candidates for the Board’s appointment to the committees of the Board.

Procedures for Recommendation of Nominees by Stockholders

The Nominating and Corporate Governance Committee will consider Director candidates who are recommended by the stockholders of the Company. Stockholders, in submitting recommendations to the Nominating and Corporate Governance Committee for Director candidates, shall follow the following procedures:

The Nominating and Corporate Governance Committee must receive any such recommendation for nomination not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date that the proxy statement was delivered to stockholders in connection with the preceding year’s annual meeting.

Such recommendation for nomination must be in writing and include the following

•	Name and address of the stockholder making the recommendation, as they appear on the Company’s books and records, and of such record holder’s beneficial owner;

•	Number of shares of capital stock of the Company that are owned beneficially and held of record by such stockholder and such beneficial owner;

•	Name and address of the individual recommended for consideration as a Director nominee (a “Director Nominee”);

•	The principal occupation of the Director Nominee;

•	The total number of shares of capital stock of the Company that will be voted for the Director Nominee by the stockholder making the recommendation;

•

All other information relating to recommended candidate that would be required to be disclosed in solicitations of proxies for the election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including the recommended candidate’s written consent to being named in the proxy statement as a nominee and to serving as a Director if approved by the Board and elected); and

•	A written statement from the stockholder making the recommendation stating why such recommended candidate would be able to fulfill the duties of a Director.

Nominations must be sent to the attention of the Secretary of the Company by one of the two methods listed below:

•	By U.S. Mail (including courier or expedited delivery service):

Repligen Corporation

41 Seyon Street

Building #1, Suite 100

Waltham, MA 02453

Attn: Secretary

•	By facsimile at (781) 250-0115.

Attn: Secretary

The Secretary of the Company will promptly forward any such nominations to the Nominating and Corporate Governance Committee. Once the Nominating and Corporate Governance Committee receives the nomination of a candidate, the candidate will be evaluated and a recommendation with respect to such candidate will be delivered to the Board. Nominations not made in accordance with the foregoing policy shall be disregarded by the Nominating and Corporate Governance Committee and votes cast for such nominees shall not be counted.

The Board provides to every stockholder the ability to communicate with the Board, as a whole, and with individual directors on the Board through an established process for stockholder communication (as that term is defined by the rules of the SEC) as follows:

For communications directed to the Board as a whole, stockholders may send such communication to the attention of the Chairman of the Board via one of the two methods listed below:

•	By U.S. Mail (including courier or expedited delivery service):

Repligen Corporation

41 Seyon Street

Building #1, Suite 100

Waltham, MA 02453

Attn: Chairman of the Board of Directors

•	By facsimile at (781) 250-0115.

Attn: Chairman of the Board of Directors

For stockholder communications directed to an individual director in his or her capacity as a member of the Board, stockholders may send such communications to the attention of the individual Director via one of the two methods listed below:

•	By U.S. Mail (including courier or expedited delivery service):

Repligen Corporation

41 Seyon Street

Building #1, Suite 100

Waltham, MA 02453

Attn: [Name of Individual Director]

•	By facsimile at (781) 250-0115.

Attn: [Name of Individual Director]

The Company will forward any such stockholder communication to the Chairman of the Board, as a representative of the Board, and/or to the Director to whom the communication is addressed on a periodic basis. The Company will forward such communication by certified U.S. Mail to an address specified by each Director and the Chairman of the Board for such purposes or by secure electronic transmission.

Policy Governing Director Attendance at Annual Meetings of Stockholders

The Board’s policy is that all Directors and all nominees for election as Directors are encouraged to attend the Company’s Annual Meeting of Stockholders in person if their schedule permits. One member of the Board attended the last Annual Meeting of Stockholders.

Code of Business Conduct and Ethics

Repligen has adopted the Code of Business Conduct as its “code of ethics” as defined by regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act (and in accordance with the Nasdaq requirements for a “code of conduct”), which applies to all of the Company’s directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the Code of Business Conduct is available at the “Investors-Corporate Governance” section of the Company’s website at http://www.repligen.com. A copy of the Code of Business Conduct may also be obtained free of charge, from the Company upon a request directed to Repligen Corporation, 41 Seyon Street, Building #1, Suite 100, Waltham, MA 02453, Attention: Investor Relations. The Company will promptly disclose any substantive changes in or waivers, along with reasons for the waivers, of the Code of Business Conduct granted to its executive officers, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and its directors by posting such information on its website at http://www.repligen.com under “Investors-Corporate Governance.”

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of the Company met five times during the fiscal year ended March 31, 2008. During the fiscal year ended March 31, 2008, no director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which such director served. The Board has a standing Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Science and Technology Committee. Each committee has a charter that has been approved by the Board. Each committee reviews the appropriateness of its charter periodically, as conditions dictate, but at least annually.

Audit Committee

The Audit Committee was established in accordance with section 3(a)(58)(A) of the Exchange Act and currently consists of Mr. Ryan, Ms. Dawes and Dr. Rich (since January 2008). The Audit Committee is responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company and exercising the responsibilities and duties set forth below, including but not limited to: (a) appointing, compensating and retaining the Company’s independent registered public accounting firm, (b) overseeing the work performed by any independent registered public accounting firm, including conduct of the annual audit and engagement for any other services, (c) assisting the Board in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Company to the SEC, the Company’s stockholders or to the general public, and (ii) the Company’s internal financial and accounting controls, (d) recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of the Company’s financial condition and results of operations, (e) establishing procedures designed to facilitate (i) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (ii) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters, (f) engaging advisors as necessary, and (g) serving as the Qualified Legal Compliance Committee (the “QLCC”) in accordance with Section 307 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder. The Audit Committee met six times during the fiscal year ended March 31, 2008. Mr. Ryan currently serves as Chairperson of the Audit Committee. The Board has determined that Mr. Ryan qualifies as an “audit committee financial expert” under the rules of the SEC. The Board has determined that each member of the Audit Committee is independent within the meaning of the Company’s and Nasdaq’s director independence standards and the SEC’s heightened director independence standards for audit committee members as determined under the Exchange Act.

The Audit Committee operates under a written charter adopted by the Board, a current copy of which is available on the Company’s website at http://www.repligen.com under “Investors-Corporate Governance.”

Compensation Committee

The Compensation Committee, of which Dr. Rich and Ms. Dawes are currently members, is responsible (among other duties and responsibilities) for (a) discharging the Board’s responsibilities relating to the compensation of the Company’s executive officers, (b) administering the Company’s incentive compensation and stock plans, and (c) review and discuss with management the Compensation Discussion and Analysis for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations. The Committee is responsible for reviewing and making recommendations to management on company-wide compensation programs and practices, for taking final action with respect to the individual salary, bonus and equity arrangements of the Company’s Chief Executive Officer and other senior officers, and for recommending, subject to approval by the full Board, new equity-based plans and any material amendments thereto (including increases in the number of shares of Common Stock available for grant as options or otherwise thereunder) for which stockholder approval is required or desirable. The Compensation Committee met one time during the fiscal year ended March 31, 2008. Dr. Rich serves as the Chairperson of the Compensation Committee. The Board has determined that each member of the Compensation Committee is independent within the meaning of the Company, SEC and Nasdaq’s director independence standards.

The Compensation Committee operates under a written charter adopted by the Board, which is available on the Company’s website at http://www.repligen.com under “Investors-Corporate Governance.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board consists of each of the Company’s independent Directors, currently Dr. Rich, Mr. Ryan, Dr. Goldberg, Ms. Dawes and Dr. Henry. The Nominating and Corporate Governance Committee held discussions in the context of full Board meetings, but did not meet separately during the fiscal year ended March 31, 2008. The Committee is responsible for: (a) identifying individuals qualified to become members of the Board, and selecting or recommending that the Board select the director nominees for election, (b) reviewing the Code of Business Conduct, (c) monitoring compliance with and periodically reviewing the Code of Business Conduct and (d) reviewing and approving all related party transactions. The Nominating and Corporate Governance Committee may consider nominees for election as Directors recommended by stockholders as described above.

Dr. Rich serves as the Chairperson of the Nominating and Corporate Governance Committee. The Board has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of the Company, the SEC and Nasdaq’s director independence standards.

The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board, which is available on the Company’s website at http://www.repligen.com under “Investors-Corporate Governance.”

Science and Technology Committee

The Science and Technology Committee of the Board currently consists of Drs. Rich, Henry, Goldberg and Herlihy. The Science and Technology Committee was established in July 2008 and therefore did not meet during the fiscal year ended March 31, 2008. The Science and Technology Committee is responsible for examining and advising on management’s direction and investment in Repligen’s product development and technology initiatives, including both internal development projects and initiatives to license or acquire products and technologies. Dr. Rich serves as the Chairperson of the Science and Technology Committee.

The Science and Technology Committee operates under a written charter adopted by the Board, which is available on the Company’s website at http://www.repligen.com under “Investors-Corporate Governance.”

REPORT OF THE AUDIT COMMITTEE

The Audit Committee for the last fiscal year consisted of Mr. Ryan, Chairperson, Ms. Dawes, Dr. Rich (since January 2008) and Robert J. Hennessey, who resigned from the Board in January 2008. The Audit Committee has the responsibility and authority described in the Repligen Audit Committee Charter, which has been approved by the Board. The Board has determined that the members of the Audit Committee meet the independence requirements set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, and the applicable rules of the National Association of Securities Dealers, Inc. and that Mr. Ryan qualifies as an “audit committee financial expert” under the rules of the SEC. The Audit Committee oversees the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2008, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also reviewed the Company’s quarterly financial statements for the first three fiscal quarters during the fiscal year ended March 31, 2008 and discussed them with both the management of the Company and Ernst & Young LLP prior to including such interim financial statements in the Company’s quarterly reports on Form 10-Q. In connection with the Company’s annual report on Form 10-K for the year ended March 31, 2008 and the quarterly reports on Form 10-Q for its first, second and third fiscal quarters of the fiscal year ended March 31, 2008, the Audit Committee discussed the results of the Company’s certification process relating to the certification of financial statements under Sections 302 and 906 of the Sarbanes-Oxley Act.

The Audit Committee reviewed with Ernst & Young LLP, the Company’s independent registered public accounting firm which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards , Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC and other applicable regulations. In addition, the Audit Committee has received from Ernst & Young LLP the written disclosures and the letter required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, as modified or supplemented, has discussed with Ernst & Young LLP their independence from management and the Company, and has considered the compatibility with Ernst & Young LLP’s independence as auditors of the non-audit services performed for the Company by Ernst & Young LLP.

The Committee also reviewed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting and Ernst & Young LLP’s report on management’s assessment and the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee discussed with Ernst & Young LLP the overall scope and plans for their audit. The Audit Committee met with Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control, including internal control over financial reporting, and the overall quality of the Company’s financial reporting.

The Audit Committee has also evaluated the performance of Ernst & Young LLP, including, among other things, the amount of fees paid to Ernst & Young LLP for audit and non-audit services during the fiscal year ended March 31, 2008. Information about Ernst & Young LLP’s fees for the fiscal year ended March 31, 2008 is discussed below in this Proxy Statement under “Independent Registered Public Accounting Firm.” Based on its evaluation, the Audit Committee has selected Ernst & Young LLP to serve as the Company’s auditors for the fiscal year ending March 31, 2009.

The Audit Committee met six times during the fiscal year ended March 31, 2008. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in the Annual Report on Form 10-K for the year ended March 31, 2008 filed with the SEC, and the Board approved such inclusion.

Respectfully submitted by the Audit Committee,

Thomas F. Ryan, Jr., Chairman

Karen Dawes

Alexander Rich, M.D.

The report of the Audit Committee shall not be deemed to be “soliciting material,” shall not be deemed filed with the SEC, shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that Repligen specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The compensation committee of the board of directors, which is comprised solely of independent directors within the meaning of applicable rules of Nasdaq, outside directors within the meaning of Section 162 of the Internal Revenue Code and non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, is responsible for developing executive compensation policies and advising the board of directors with respect to such policies and administering the company’s cash incentive and stock option plans. The compensation committee sets performance goals and objectives for the chief executive officer and the other executive officers, evaluates their performance with respect to those goals and sets their compensation based upon the evaluation of their performance. In evaluating executive officer pay, the compensation committee may retain the services of a compensation consultant and consider recommendations from the chief executive officer with respect to goals and compensation of the other executive officers. The compensation committee assesses the information it receives in accordance with its business judgment. The compensation committee also periodically reviews director compensation. All decisions with respect to executive and director compensation are approved by the compensation committee and recommended to the full board for ratification. Dr. Rich, Chairperson, and Ms. Dawes are the current members of the compensation committee.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Company’s compensation philosophy is based on a desire to motivate its executive officers to enhance stockholder value, to provide a fair reward for this effort and to stimulate its executive officers’ professional and personal growth. The Company believes that the compensation of its executive officers should align the executive officers’ interests with those of the stockholders and focus executive officer behavior on the achievement of both near-term corporate goals, as well as long-term business objectives and strategies.

It is the responsibility of the Compensation Committee of the Board to administer the Company’s compensation programs to ensure that it is competitive with other biopharmaceutical and biotechnology companies and include incentives that are designed to appropriately drive the Company’s continued development. The Compensation Committee reviews and approves all components of the Company’s executive officer compensation, including executive officer salaries, annual cash incentive compensation and equity incentive compensation and recommends, subject to approval by the full Board, new equity-based plans and any material amendments thereto (including increases in the number of shares of Common Stock available for grant as options or otherwise thereunder) for which stockholder approval is required or desirable.

The Company’s executive officer compensation consists of three key components: base salary, annual cash incentive compensation and equity incentive compensation. Each of these components is intended to complement the other, and taken together, to satisfy the Company’s compensation objectives. In general, the Compensation Committee has set total executive officer compensation at approximately the 50th percentile of biotechnology companies based upon the Radford Biotechnology Survey, an independent industry survey. For fiscal year 2008, the Company reviewed market compensation data from the Radford Biotechnology Survey for biopharmaceutical and biotechnology companies from 1 to 49 and 50 to 149 employees.

Objectives of the Compensation Programs

The Company’s compensation programs for its executive officers are designed to achieve the following objectives:

•

salaries that are competitive with other biopharmaceutical and biotechnology companies with which the Company competes for talent, determined by comparing the Company’s pay practices with these companies;

•	annual cash incentive compensation that motivates the executive officers to manage the business to meet the Company’s short- and long-term objectives; and

•

equity incentive compensation to ensure that its executive officers are motivated over the long-term to respond to the Company’s business challenges and opportunities as owners and not just as employees thereby aligning the executive officers’ interests with those of stockholders.

Executive Compensation

Base Salary. Each executive officer (except the Chief Executive Officer whose performance is reviewed by the Compensation Committee) has an annual performance review with the Chief Executive Officer, who makes recommendations on salary increases, promotions and equity grants to the Compensation Committee. The recommended salary increases are based on the executive officer’s qualifications, performance, experience, responsibilities and the average salary increases expected in the biopharmaceutical and biotechnology industries based on information contained in the Radford Biotechnology Survey. For fiscal year 2008, the Company increased base salaries for Drs. Herlihy, Rusche and Witt and Mr. Muehl by 3.0%, 3.1%, 3.1% and 3.0%, respectively. Mr. Kelly joined the Company on March 31, 2008 and therefore did not have an increase in base salary. The Company believes that the base salaries paid to the executive officers during fiscal year 2008 achieved its compensation objectives and compared favorably to its peer group.

Annual Cash Incentive Compensation. The Company’s executive officers are eligible to receive annual cash incentive compensation under the Executive Incentive Compensation Plan (the “Plan”) primarily based on their performance as measured against performance goals set forth below. The annual cash incentive compensation earned by each executive officer is determined by the Compensation Committee after the end of each fiscal year and calculated as a percentage of an executive officer’s base salary.

The Company establishes the target amount of its annual cash incentive compensation at a level that represents a meaningful portion of the executive officers’ current paid out cash compensation, and sets additional threshold and maximum performance levels above and below these target levels. In establishing these levels, in addition to considering the incentives that the Company wants to provide to the executive officers, it also considers the annual cash incentive compensation levels for comparable positions at similarly situated companies based on information contained in the Radford Biotechnology Survey and its own historical practices.

The following were the overall Company Objectives for the Performance Period (April 1, 2007 through March 31, 2008):

1.	Financial performance against budget

2.	Achieve key development program milestones

3.	Protect and develop intellectual property assets

4.	Enhance organizational development

Plan Protocol

The Compensation Committee will administer the Plan.

1.	The President & CEO, with assistance from senior management, proposes annual corporate goals subject to review and approval by the Compensation Committee.

2.	The President & CEO proposes performance measures, weightings and performance levels for the Plan in achieving these annual corporate goals which are subject to review and approval by the Compensation Committee. Specific bonus award recommendations for all Participants (except the President & CEO) are submitted to the Compensation Committee for review and approval.

3.	Individual goals that support corporate goals and provide for individual development are proposed by the President & CEO and subject to review and approval by the Compensation Committee for each Participant.

4.	The Compensation Committee will determine the size of the overall bonus pool based on the Company performance against the above objectives and the target bonus figures.

Plan Payout

The Compensation Committee will be responsible for evaluating actual performance against the performance goals and determine the actual bonus award earned. The President & CEO shall submit a documented evaluation of the performance of each of the other Participants to assist the Compensation Committee in their review. The President & CEO may submit proposed bonus awards to the Compensation Committee for its consideration. The Compensation Committee will make all final determinations regarding performance evaluations of Participants and actual bonus awards.

The Company must attain a minimum of 60% of its goals for any payment to be made. Should the Company achieve less than 60% of its goals, the Compensation Committee may elect to pay the individual portion of the incentive award for exceptional personal achievement. Based on the proportion of corporate vs. individual goals defined for each organizational level and position and the target incentive percentage, a final incentive payout is determined for each Participant.

For fiscal 2008, the Company established a target annual cash incentive award for each of the executive officers, depending on their role, experience and objectives to be achieved as follows:

Individual Annual Cash Incentive Targets

	Payout of Cash Incentive Award as % of Salary for % Target Achieved
	100%	90%	80%	70%	60%
Chief Executive Officer	37%	32%	26%	20%	14%
Vice Presidents	25%	22%	18%	14%	10%

Weighting of Corporate vs. Individual Objectives

	Portion Tied to Corporate Results	Portion Tied to Individual Results
Chief Executive Officer	100%	0%
Vice Presidents	40%	60%

Equity Incentive Compensation. Equity grants, generally in the form of stock options that vest over a four-year period, are awarded on a periodic, but not necessarily annual, basis. The Company has historically granted equity compensation in the form of stock options primarily because stock options are an effective tool for motivating executives in the long-term. The equity incentive compensation is granted to the executive officers based on the same performance criteria set forth below and is intended both to retain and reward the executive officers and to further align the executive officers’ financial interest with long-term shareholder value.

In fiscal year 2008, in addition to the performance criteria set forth below, the Compensation Committee considered a number of factors in determining what, if any, equity incentive compensation to grant to the executive officers, including:

•	the number of shares subject to, and exercise price of, outstanding options, both vested and unvested, held by the executive officers;

•	the number of restricted shares held by the executive officers;

•	the vesting schedule of the unvested stock options or restricted stock held by the executive officers;

•	the financial statement impact of any equity award; and

•	the amount and percentage of the total equity on a diluted basis held by the executive officers.

Based on the above factors, the Company determined not to make any new stock options grants to the executive officers in fiscal year 2008, except to Mr. Kelly, who was granted stock options and issued restricted stock in connection with his employment on March 31, 2008. Instead, the Company wished to place more emphasis on cash compensation with the Company’s Executive Incentive Compensation Plan.

Performance Criteria

Since Repligen is still in the process of developing its proprietary products and because of the highly volatile nature of biopharmaceutical and biotechnology stock in general, it is not appropriate to use the traditional performance standards, such as profit levels and stock performance, to measure the success of Repligen and an individual’s contribution to that success.

Accordingly, the incentive compensation of executive officers (including the Chief Executive Officer) is based, for the most part, on the achievement of certain goals by Repligen, as a whole, and the individual (and his or her business unit) concerned. The Compensation Committee therefore examines three specific areas in formulating the compensation packages of its the executive officers. Criteria and specific goals within each category are as follows:

Company Performance:

•	The extent to which key research, clinical, product manufacturing, product sales and financial objectives of Repligen have been met during the preceding fiscal year;

•	The development, acquisition and licensing of key technology; and

•	The achievement by Repligen of certain milestones, whether specified in agreements with third-party collaborators or determined internally.

Executive Performance:

•	An executive officer’s involvement in and responsibility for the development and implementation of strategic planning and the attainment of strategic objectives of Repligen;

•	The participation by an executive officer in the relationship between Repligen and the investment community;

•	The involvement of an executive officer in personnel recruitment, retention and morale; and

•	The responsibility of the executive officer in working within budgets, controlling costs and other aspects of expense management.

Other Factors:

•

The necessity of being competitive with companies in the biopharmaceutical and biotechnology industries, taking into account relative company size, stage of development, performance and geographic location, as well as individual responsibilities and performance.

Achievement of objectives and cash incentive determination:

The portion of cash incentive tied to corporate results is determined based on evaluation of the percentage completion of the established corporate objectives determined at the beginning of the fiscal year. The objectives are designed to be difficult to achieve 100% completion. These objectives include financial performance objectives (30% of total), product development objectives (30% of total), intellectual property objectives (20% of total) and business and organizational development objectives (20% of total). The Chief Executive Officer determined and the compensation committee agreed that the aggregate percentage completion of the objectives for financial performance, product development, intellectual property and business and organizational development was 86.3%. The corporate portion of cash incentive for all officers was paid calculated at this level of achievement.

•	Dr. Herlihy’s cash incentive of $103,349 was calculated by the corporate results achievement percentage of 86.3%.

•	Dr. Rusche’s cash incentive of $46,818 was calculated by an individual results achievement of 85.0% and corporate results of 86.3%.

•	Dr. Witt’s cash incentive of $37,447 was calculated by an individual results achievement of 80.0% and corporate results of 86.3%.

•	Mr. Muehl did not receive any cash incentive for fiscal 2008 since he resigned from the Company effective August 10, 2007.

•	Mr. Kelly did not receive any cash incentive for fiscal 2008 since his employment with the Company began on March 31, 2008.

Other Compensation

All full-time employees, including the executive officers, may participate in the health and welfare benefit programs, including medical, dental and vision care coverage, disability and life insurance and the Company’s 401(k) plan.

Executive Employment Agreements

Dr. Herlihy. On March 14, 1996, Repligen entered into a letter of agreement with Drs. Herlihy, Rusche and Witt in connection with Repligen’s acquisition and merger with Glycan Pharmaceuticals, Inc. (the “Herlihy Agreement,” the “Rusche Agreement,” and the “Witt Agreement,” respectively). Under the terms of the Herlihy Agreement, Dr. Herlihy is entitled to a minimum salary of $160,000 per annum, subject to periodic increases at the discretion of the Board. Additionally, Dr. Herlihy is eligible for participation in all of Repligen’s welfare, profit sharing, retirement and savings plans on the same basis as other employees of Repligen. Dr. Herlihy received a stock option to purchase 100,000 shares of the Common Stock at $1.25 per share, vesting at 20% per annum over five years pursuant to the Herlihy Agreement. Dr. Herlihy’s employment may be terminated, with or without cause, by either party upon 30 days prior written notice. In such event, Dr. Herlihy would be entitled to continue receiving his salary for a period of eight months or until he finds other employment, whichever occurs first. In addition, 50% of any unvested options owned by Dr. Herlihy vest immediately upon notice of termination of employment or a change in control of Repligen.

Dr. Rusche. Under the terms of the Rusche Agreement, Dr. Rusche is entitled to a minimum salary of $115,000 per annum, subject to periodic increases at the discretion of the Board. Additionally, Dr. Rusche is eligible for participation in all of Repligen’s welfare, profit sharing, retirement and savings plans on the same basis as other employees of Repligen. Dr. Rusche received a stock option to purchase 60,000 shares of the Common Stock at $1.25 per share, vesting at 20% per annum over five years pursuant to the Rusche Agreement. Dr. Rusche’s employment may be terminated, with or without cause, by either party upon 30 days prior written notice. In such event, Dr. Rusche would be entitled to continue receiving his salary for a period of six months or until he finds other employment, whichever occurs first. In addition, 50% of any unvested options owned by Dr. Rusche vest immediately upon notice of termination of employment or a change in control of Repligen.

Dr. Witt. Under the terms of the Witt Agreement, Dr. Witt is entitled to a minimum salary of $115,000 per annum, subject to periodic increases at the discretion of the Board. Additionally, Dr. Witt is eligible for participation in all of Repligen’s welfare, profit sharing, retirement and savings plans on the same basis as other employees of Repligen. Dr. Witt received a stock option to purchase 60,000 shares of the Common Stock at $1.25 per share, vesting at 20% per annum over five years pursuant to the Witt Agreement. Dr. Witt’s employment may be terminated, with or without cause, by either party upon 30 days prior written notice. In such event, Dr. Witt would be entitled to continue receiving his salary for a period of six months or until he finds other employment, whichever occurs first. In addition, 50% of any unvested options owned by Dr. Witt vest immediately upon notice of termination of employment or a change in control of Repligen.

Mr. Kelly. On February 29, 2008, Repligen entered into an offer letter (“Offer Letter”) for employment with Mr. Kelly. Mr. Kelly’s arrangement with Repligen provides for employment “at will” with an initial base salary of $190,000 per year and participation in Repligen’s Executive Incentive Compensation Plan with a target bonus of 25% of base salary. On March 31, 2008, Mr. Kelly was granted a stock option exercisable for 100,000 shares of Repligen’s Common Stock at $4.82 per share, vesting over a five-year period. On March 31, 2008, Mr. Kelly was granted 5,000 shares of restricted Repligen common stock which vest one year from the date of grant. Mr. Kelly is eligible for participation in any and all benefit programs that Repligen makes available to its employees, including health, dental and life insurance to the extent that he meets applicable eligibility requirements. Mr. Kelly is entitled to four weeks paid vacation yearly.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Compensation Earned

The following table summarizes the compensation earned during the fiscal years ended March 31, 2007 and 2008 by the Company’s principal executive officer, principal financial officers and other most highly compensated executive officers who were serving as executive officers as of March 31, 2008 and whose total compensation exceeded $100,000. These individuals are referred to as named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	All Other Compen- sation ($) (2)	Total ($)
Walter C. Herlihy, Ph.D.	2007	$334,000	—	$122,602	$82,551	$1,200	$540,353
President and Chief Executive Officer	2008	$344,000	—	$89,155	$103,349	$2,000	$538,504

Daniel W. Muehl (3)	2007	$200,000	$33,176	$101,347	$33,440	$1,200	$369,163
Chief Financial Officer	2008	$74,499	—	$34,309	—	—	$108,808

William J. Kelly (4)	2008	$521	$63	$160	—	—	$744
Vice President, Finance and Administration

James R. Rusche, Ph.D.	2007	$227,000	—	$54,780	$38,272	$1,200	$321,252
Senior Vice President, Research and Development	2008	$234,000	—	$37,008	$46,818	$2,000	$319,826

Daniel P. Witt, Ph.D.	2007	$192,000	—	$45,318	$30,509	$1,200	$269,027
Vice President, Operations	2008	$198,000	—	$30,976	$37,447	$2,000	$268,423

(1)	Based on the dollar amount recognized for financial statement reporting purposes with respect to the years ended March 31, 2007 and 2008, respectively, in accordance with FAS 123R, disregarding the estimate of forfeitures and, accordingly, includes amounts from options granted prior to 2007 and 2008, respectively. The assumptions the Company used for calculating the grant date fair values are set forth in note 2 to the Company’s consolidated financial statements included in the Company’s annual report on Form 10-K for the year ended March 31, 2008.
(2)	Represents the match, paid by Repligen on behalf of such individual into the Repligen Corporation 401(k) Savings Plan, of 50% of the first 5% for the years ended March 31, 2007 and 2008, respectively, of salary and bonus contributed by such individual subject to a maximum of $1,200 and $2,000 in the years ended March 31, 2007 and 2008, respectively.
(3)	Mr. Muehl resigned from the Company effective August 10, 2007.
(4)	Mr. Kelly was appointed Vice President, Finance and Administration effective March 31, 2008.

Grants of Plan-Based Awards

The table below sets forth grants of awards that were made in fiscal 2008 to our named executive officers pursuant to the Executive Incentive Compensation Plan and the Amended and Restated Repligen Corporation 2001 Stock Option Plan (the “2001 Plan”). The awards set forth in this table were earned in fiscal 2008 and payments in respect of such awards are included in the Summary Compensation Table under “Non-Equity Incentive Plan Compensation.”

Grants of Plan-Based Awards — 2008

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All other Stock Awards: Number of Shares of Stock or units (#)	All other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold ($)	Target ($)	Maximum ($)
Walter C. Herlihy, Ph.D.	May 10, 2007	$50,912	$127,280	$127,280	—	—	—	—

Daniel W. Muehl	May 10, 2007	$20,600	$51,500	$51,500	—	—	—	—

William J. Kelly	March 31, 2008	—	—	—	5,000	—	—	$24,051
	March 31, 2008	—	—	—	—	100,000	$4.82	$306,943

James R. Rusche, Ph.D.	May 10, 2007	$23,400	$58,500	$58,500	—	—	—	—

Daniel P. Witt, Ph.D.	May 10, 2007	$19,800	$49,500	$49,500	—	—	—	—

Discussion of Summary Compensation Table and Grants of Plan-Based Awards Table

The Company’s executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and the Grants of Plan-Based Awards Table was paid or awarded, are described above under “Compensation Discussion and Analysis.”

Outstanding Equity Awards

This following table sets forth certain information regarding the stock option grants and stock awards to the named executive officers at March 31, 2008.

Outstanding Equity Awards at Fiscal Year-End — 2008

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Walter C. Herlihy, Ph.D.	50,000	(1)	—		$8.56	4/7/2010	—		—
	50,000	(2)	—		$2.66	4/3/2011	—		—
	50,000	(3)	—		$3.24	4/11/2012	—		—
	52,000	(4)	13,000		$5.51	4/23/2013	—		—
	30,000	(5)	20,000		$3.05	4/30/2014	—		—
	20,000	(6)	30,000		$1.83	5/13/2015	—		—

Daniel W. Muehl	—		—		—	—	—		—

William J. Kelly	—		100,000	(7)	$4.82	3/31/2018	5,000	(8)	$24,100

James R. Rusche, Ph.D.	25,000	(9)	—		$2.75	4/7/2009	—		—
	25,000	(10)	—		$8.56	4/7/2010	—		—
	25,000	(11)	—		$2.66	4/3/2011	—		—
	25,000	(12)	—		$3.24	4/11/2012	—		—
	20,000	(13)	5,000		$5.51	4/23/2013	—		—
	15,000	(14)	10,000		$3.05	4/30/2014	—		—
	10,000	(15)	15,000		$1.83	5/13/2015	—		—

Daniel P. Witt, Ph.D.	25,000	(16)	—		$2.75	4/7/2009	—		—
	10,000	(17)	—		$2.66	4/3/2011	—		—
	10,000	(18)	—		$3.24	4/11/2012	—		—
	8,000	(19)	2,000		$5.51	4/23/2013	—		—
	6,000	(20)	4,000		$3.05	4/30/2014	—		—
	5,000	(21)	7,500		$1.83	5/13/2015	—		—

(1)	10,000 shares exercisable on each of 4/7/2001, 4/7/2002, 4/7/2003, 4/7/2004 and 4/7/2005.
(2)	10,000 shares exercisable on each of 4/3/2002, 4/3/2003, 4/3/2004, 4/3/2005 and 4/3/2006.
(3)	10,000 shares exercisable on each of 4/11/2003, 4/11/2004, 4/11/2005, 4/11/2006 and 4/11/2007.
(4)	13,000 shares exercisable on each of 4/23/2004, 4/23/2005, 4/23/2006, 4/23/2007 and 4/23/2008.
(5)	10,000 shares exercisable on each of 4/30/2005, 4/30/2006, 4/30/2007, 4/30/2008 and 4/30/2009.
(6)	10,000 shares exercisable on each of 5/13/2006, 5/13/2007, 5/13/2008, 5/13/2009 and 5/13/2010.
(7)	20,000 shares exercisable on each of 3/31/2009, 3/31/2010, 3/31/2011, 3/31/2012 and 3/31/2013.
(8)	5,000 shares will vest on 3/31/2009.
(9)	5,000 shares exercisable on each of 4/7/2000, 4/7/2001, 4/7/2002, 4/7/2003 and 4/7/2004.
(10)	5,000 shares exercisable on each of 4/7/2001, 4/7/2002, 4/7/2003, 4/7/2004 and 4/7/2005.
(11)	5,000 shares exercisable on each of 4/3/2002, 4/3/2003, 4/3/2004, 4/3/2005 and 4/3/2006.
(12)	5,000 shares exercisable on each of 4/11/2003, 4/11/2004, 4/11/2005, 4/11/2006 and 4/11/2007.
(13)	5,000 shares exercisable on each of 4/23/2004, 4/23/2005, 4/23/2006, 4/23/2007 and 4/23/2008.
(14)	5,000 shares exercisable on each of 4/30/2005, 4/30/2006, 4/30/2007, 4/30/2008 and 4/30/2009.
(15)	5,000 shares exercisable on each of 5/13/2006, 5/13/2007, 5/13/2008, 5/13/2009 and 5/13/2010.
(16)	5,000 shares exercisable on each of 4/7/2000, 4/7/2001, 4/7/2002, 4/7/2003 and 4/7/2005.
(17)	2,000 shares exercisable on each of 4/3/2002, 4/3/2003, 4/3/2004, 4/3/2005 and 4/3/2006.
(18)	2,000 shares exercisable on each of 4/11/2003, 4/11/2004, 4/11/2005, 4/11/2006 and 4/11/2007.
(19)	2,000 shares exercisable on each of 4/23/2004, 4/23/2005, 4/23/2006, 4/23/2007 and 4/23/2008.
(20)	2,000 shares exercisable on each of 4/30/2005, 4/30/2006, 4/30/2007, 4/30/2008 and 4/30/2009.
(21)	2,500 exercisable on each of 5/13/2006, 5/13/2007, 5/13/2008, 5/13/2009 and 5/13/2010.

Option Exercises and Stock Vested

The following table sets forth certain information regarding the number of stock options exercised under the 2001 Plan in the year ended March 31, 2008 and the corresponding amounts realized by the named executive officers.

Option Exercises and Stock Vested — 2008

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Walter C. Herlihy, Ph.D.	400,000	$1,055,269
Daniel W. Muehl	30,000	$10,736
William J. Kelly	—	—
James R. Rusche, Ph.D.	30,000	$141,900
Daniel P. Witt, Ph.D.	10,000	$48,900

Director Compensation

The following table sets forth a summary of the compensation the Company paid to its non-employee directors in the year ended March 31, 2008.

Director Compensation Table — 2008

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (4)(5)(6)	Total ($)
Paul Schimmel, Ph.D. (1)	$16,400	$16,020	$32,420
Robert J. Hennessey (2)	$16,000	$48,775	$64,775
Karen Dawes	$33,500	$70,827	$104,327
Alexander Rich, M.D.	$43,200	$16,020	$59,220
Thomas F. Ryan, Jr.	$37,500	$48,775	$86,275
Earl Webb Henry, M.D. (3)	$9,667	$9,534	$19,201

(1)	Dr. Schimmel retired from the Board in September 2007.
(2)	Mr. Hennessey retired from the Board in January 2008.
(3)	Dr. Henry was elected to the Board in December 2007.
(4)	Based on the dollar amount recognized for financial statement reporting purposes with respect to the year ended March 31, 2008, respectively, in accordance with FAS 123R, disregarding the estimate of forfeitures and, accordingly, includes amounts from options granted prior to 2008. The assumptions the Company used for calculating the grant date fair values are set forth in note 2 to the Company’s consolidated financial statements included in the Company’s annual report on Form 10-K for the year ended March 31, 2008.
(5)	The non-employee members of the Board who held such position on March 31, 2008 held the following aggregate number of unexercised options as of such date:

Name	Number of Securities Underlying Unexercised Options
Karen Dawes	74,000
Alexander Rich, M.D.	100,000
Thomas F. Ryan, Jr.	104,000
Earl Webb Henry, M.D.	24,000

(6)	The following table presents the fair value of each grant of stock options in fiscal 2008 to the non-employee members of the Boards, computed in accordance with FAS 123(R):

Name	Grant Date	Number of Securities Underlying Options	Exercise Price of Option Awards ($)	Grant Date Fair Value of Options ($)
Robert J. Hennessey	September 14, 2007	20,000	$4.29	$60,106
Karen Dawes	September 14, 2007	20,000	$4.29	$60,106
Thomas F. Ryan, Jr.	September 14, 2007	20,000	$4.29	$60,106
Earl Webb Henry, M.D.	December 12, 2007	24,000	$6.06	$94,550

Compensation of Directors

During fiscal 2008, Drs. Schimmel and Rich, were compensated pursuant to consulting agreements described below and receive no separate compensation for attendance at meetings or otherwise as directors.

Under the terms of the 2001 Plan as currently in effect, each non-employee director, from September 10, 2003 through September 15, 2005, was granted an option to purchase 15,000 shares of Common Stock and beginning September 15, 2006, 20,000 shares of Common Stock, at an option price equal to the fair market value of the Common Stock on the date of grant, determined in accordance with the terms of the 2001 Plan (the “Annual Board Options”). These options vest in full on the first anniversary of the date of the grant, provided such person is still a director on such anniversary. Additionally, each newly-elected, non-employee director who joins the Board is entitled to receive an option to purchase 24,000 shares of Common Stock on the date he or she joins the Board (an “Initial Board Option” and together with the Annual Board Options, the “Board Options”). These Initial Board Options vest equally over a three-year period from the date of grant. Board Options have a term of ten years, subject to early termination in the event of death, removal or resignation from the Board. No director would be entitled to receive Board Options covering more than an aggregate of 150,000 shares of Common Stock, excluding expired unexercised options.

Each non-employee director (other than Drs. Rich and Schimmel) receives $5,000 per quarter and $1,500 plus expenses for each board meeting they attend. In addition, the Chairman of the Audit Committee receives $2,500 per quarter plus expenses for each meeting attended and each other Audit Committee member and Compensation Committee member receive $1,000 plus expenses for each meeting in which they participate.

Repligen paid Drs. Schimmel and Rich $16,400 and $43,200, respectively, during the fiscal year ended March 31, 2008 pursuant to consulting agreements, which have similar terms. These agreements are automatically extended for successive one-year terms unless terminated by either party at least 90 days prior to the next anniversary date. During the term of each of the consulting agreements, and for a period of up to one year thereafter, if Repligen pays the director a lump sum (equal to 90% of the consulting fees paid for the preceding 12 months), such director will not have a business relationship with companies engaged in a business substantially similar to Repligen or with companies that compete with Repligen, except under limited circumstances. Dr. Schimmel’s agreement terminated on September 30, 2007. Dr. Rich’s agreement continues until October 31, 2008 and Dr. Rich has advised Repligen that he has no present intention of terminating his agreement.

Pension Benefits

The Company has no defined benefits plans or other supplemental retirement plans for the named executive officers.

Nonqualified Deferred Compensation

The Company has no nonqualified defined contribution plans or other nonqualified deferred compensation plans for the named executive officers.

Potential Payments upon Termination or Change-in-Control

	Payments and Benefits
	Salary Continuation ($)	Value of Stock Options Vesting due to Termination or Change-in-Control (1) ($)	Total ($)
Walter C. Herlihy, Ph.D.	$229,333	$62,550	$291,883
William J. Kelly	—	—	—
James Rusche, Ph.D.	$117,000	$31,275	$148,275
Daniel P. Witt, Ph.D.	$99,000	$14,573	$113,753

(1)	Based on the intrinsic value of the stock options on March 31, 2008.

Employment Agreements

The employment agreements with Drs. Herlihy, Rusche and Witt provide certain benefits upon the termination of employment, with or without cause, or change-in-control of the Company. Upon termination of employment, with or without cause, or upon a change-in-control of the Company, 50% of the unvested stock options held by such executive officers shall vest immediately. Upon termination of employment, with or without cause, Drs. Herlihy, Rusche and Witt will be entitled to receive severance renumeration of base salary at the rate then in effect, payable monthly in arrears, until such executive officer becomes employed, but for no longer than eight months for Dr. Herlihy and six months for each of Drs. Rusche and Witt.

Mr. Kelly’s offer letter does not provide for benefits upon termination, with or without cause, or change of control.

Stock Options

Stock options granted and currently held by a named executive officer, which have been granted under the 2001 Plan do not automatically accelerate upon termination of such named executive officers’ employment or upon a change-in-control pursuant to the terms of the 2001 Plan.

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted by the Compensation Committee:

Alexander Rich, M.D. Karen Dawes

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Dr. Rich and Ms. Dawes. No member of the Compensation Committee is a current or former employee of Repligen. There are no Compensation Committee interlocks between Repligen and any other entities involving any of the executive officers or directors of such entities. No interlocking relationship exists between any member of our Board or our Compensation Committee and any member of the Board or compensation committee of any other company and no such interlocking relationship has existed in the past.

PROPOSAL 2

APPROVAL OF SECOND AMENDED AND RESTATED

2001 REPLIGEN CORPORATION STOCK PLAN

Proposal

The Board believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and other key persons of the Company upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On July 25, 2008, the Board approved an amendment and restatement of the Amended and Restated 2001 Repligen Corporation Stock Plan (the “2001 Plan”), subject to stockholder approval, to increase the aggregate number of shares authorized for issuance under the 2001 Plan by 1,000,000 shares to 2,585,778 shares of common stock, plus such number of shares subject to outstanding option grants under the 1992 Repligen Corporation Stock Option Plan (the “1992 Plan”) which expire or terminate for any reason (other than exercise) in an amount not to exceed 1,663,841 (currently, only 301,500 shares remain subject to outstanding options granted under the 1992 Plan). Therefore, a maximum of 2,887,278 shares may be issued under the 2001 Plan, as proposed to be amended and restated, if this proposal 2 is approved and all outstanding options granted under the 1992 Plan terminate without being exercised.

Currently, the 2001 Plan only provides for grants of stock options and restricted stock awards. This amendment and restatement was designed to enhance the flexibility of the Compensation Committee in granting stock options and other awards such as stock appreciation rights, grants of restricted stock and performance share awards, to our officers, employees, non-employee directors and other key persons and to ensure that the Company can continue to grant stock options and other awards to such persons in the manner and at levels determined to be appropriate by the Compensation Committee. A copy of the 2001 Plan (as amended) is attached as Appendix A to this Proxy Statement and is incorporated herein by reference.

Summary of Material Features

The material features of the 2001 Plan are:

•	The maximum number of shares of common stock to be issued under the 2001 Plan (including the 1,663,841 shares under the 1992 Plan) is 4,249,619 (an increase of 1,000,000 shares);

•

The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares and cash-based awards is permitted;

•	Any material amendment to the 2001 Plan is subject to approval by our stockholders; and

•	The term of the 2001 Plan will expire on July 25, 2018.

Based solely on the closing price of our common stock as reported by the NASDAQ on July 24, 2008 and the maximum number of shares that would have been available for awards as of such date taking into account the proposed increase described herein, the maximum aggregate market value of the common stock that could potentially be issued under the 2001 Plan is $5,740,072. The shares we issue under the 2001 Plan will be authorized but unissued shares or shares that we reacquire. The shares of common stock underlying any awards that are forfeited, canceled, expire or are otherwise terminated (other than by exercise) under both the 2001 Plan and the 1992 Plan are added back to the shares of common stock available for issuance under the 2001 Plan.

Qualified Performance-Based Compensation under Code Section 162(m)

To ensure that certain awards granted under the 2001 Plan to a “Covered Employee” (as defined in the Internal Revenue Code of 1986 (the “Code”)) qualify as “performance-based compensation” under Section 162(m) of the Code, the 2001 Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following: (1) earnings before interest, taxes, depreciation and amortization; (2) net income (loss) (either before or after interest, taxes, depreciation and/or amortization); (3) changes in the market price of the stock; (4) economic value-added; (5) funds from operations or similar measures; (6) sales or revenue; (7) acquisitions or strategic transactions (such as licensing arrangements or acquisitions of product candidates or technology); (8) product development or quality; (9) operating income (loss); (10) cash flow (including, but not limited to, operating cash flow and free cash flow); (11) return on capital, assets, equity, or investment; (12) stockholder returns; (13) return on sales; (14) gross or net profit levels; (15) productivity; (16) expenses; (17) margins; (18) operating efficiency; (19) customer satisfaction; (20) working capital; (21) earnings (loss) per share of common stock; (22) sales or market shares; (23) number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group; (24) clinical development; (24) regulatory advancement; (25) product commercialization; (26) achievement of product or clinical development milestones; (27) development of intellectual property assets; (28) organizational development (including recruitment and retention of personnel); (29) achievement of research milestones; (30) product manufacturing; (31) entry into multiyear supply arrangements with customers; and (32) facility development (including development of additional research, office, production or manufacturing facilities. The Compensation Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 1,500,000 shares of common stock for any performance cycle and options or stock appreciation rights with respect to no more than 1,500,000 shares of common stock may be granted to any one individual during any calendar year period. If a performance-based award is payable in cash, it cannot exceed $250,000 for any performance cycle.

Summary of the 2001 Plan

The following description of certain features of the 2001 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2001 Plan that is attached hereto as Appendix A.

Plan Administration. The 2001 Plan is administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2001 Plan. The Compensation Committee may delegate to our Chief Executive Officer the authority to grant stock options to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility. Persons eligible to participate in the 2001 Plan will be those full or part-time officers, employees, non-employee directors and other key persons (including consultants and prospective officers) of the Company as selected from time to time by the Compensation Committee in its discretion. Approximately 55 individuals are currently eligible to participate in the 2001 Plan, which includes four officers, 45 employees who are not officers, and four non-employee directors.

Plan Limits. The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 1,500,000 shares of common stock (subject to adjustment for stock splits and similar events) for any calendar year period. If any award of restricted stock, restricted stock units or performance shares granted to an individual is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award shall not exceed 1,500,000 shares of common stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle. If any cash-based award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award to be paid in cash in any performance cycle may not exceed $250,000. In addition, no more than 2,887,278 shares will be issued in the form of Incentive Stock Options.

Effect of Awards. For purposes of determining the number of shares of common stock available for issuance under the 2001 Plan, the grant of any “full value” award, such as a restricted stock award, restricted stock unit, unrestricted stock award or performance share will be counted as one share for each share of common stock actually subject to the award. The grant of any stock option or stock appreciation right will be counted for this purpose as one share for each share of common stock actually subject to the award.

Stock Options. The 2001 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2001 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be the last reported sale price of the shares of common stock on the NASDAQ on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the 2001 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee for at least six months or were purchased in the open market. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Compensation Committee may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Automatic Grants to Non-Employee Directors. The 2001 Plan provides for the automatic grant of a non-qualified stock option to purchase 24,000 shares of common stock to each non-employee director on day being initially elected to the Board, such shares to vest equally over a three-year period from the date of grant. In addition, each non-employee director is automatically granted a non-qualified stock option to purchase 15,000 shares of common stock on the day of each annual meeting of stockholders, such shares to vest on the first anniversary of the date of grant. The exercise price of the automatically granted stock options is equal to 100% of the fair market value of the common stock on the date of grant. The automatically granted stock options expire ten years after the date of grant.

Stock Appreciation Rights. The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common stock on the date of grant.

Restricted Stock. The Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with us through a specified restricted period.

Restricted Stock Units. The Compensation Committee may award restricted stock units to any participants. Restricted stock units are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified vesting period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code.

Unrestricted Stock Awards. The Compensation Committee may also grant shares of common stock which are free from any restrictions under the 2001 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Performance Share Awards. The Compensation Committee may grant performance share awards to any participant which entitle the recipient to receive shares of common stock upon the achievement of certain performance goals (as summarized above) and such other conditions as the Compensation Committee shall determine.

Cash-Based Awards. The Compensation Committee may grant cash bonuses under the 2001 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals (as summarized above).

Change of Control Provisions. The 2001 Plan provides that upon the effectiveness of a “sale event” as defined in the 2001 Plan, except as otherwise provided by the Compensation Committee in the award agreement, all outstanding awards shall terminate, unless provision is made in connection with the sale event for the assumption or continuation of awards theretofore granted by the successor entity, or the substitution of such awards with new awards of the successor entity or parent thereof. In the event of such termination, the Company may make a cash payment to the grantees in exchange for such termination and each grantee shall be permitted to exercise all outstanding Options and Stock Appreciation Rights prior to consummation of the sale event.

In addition, in the case of a sale event in which the Company’s stockholders will receive cash consideration, the Company may make or provide for a cash payment to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2001 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the 2001 Plan, to certain limits in the 2001 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the 2001 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Compensation Committee, participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to the exercise or vesting.

Amendments and Termination. The Board may at any time amend or discontinue the 2001 Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of the NASDAQ, any amendments that materially change the terms of the 2001 Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2001 Plan qualifies as performance-based compensation under Section 162(m) of the Code.

Effective Date of 2001 Plan. The Board adopted the 2001 Plan on July 10, 2001, and the 2001 Plan originally became effective on the date it was initially approved by stockholders, September 14, 2001. The Board approved the amended and restated 2001 Plan on July 25, 2008, subject to stockholder approval. The amended and restated plan becomes effective on the date it is approved by the stockholders. Awards of incentive options may be granted under the 2001 Plan until July 25, 2018. No other awards may be granted under the 2001 Plan after the date that is 10 years from the date of stockholder approval. If the amendment and restatement of the 2001 Plan is not approved by stockholders, the 2001 Plan will continue in effect pursuant to its terms until it expires, and awards may be granted thereunder, in accordance with its terms.

New Plan Benefits

Because the grant of awards under the 2001 Plan, other than for non-employee directors, is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2001 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2001 Plan, the following table provides information concerning the benefits that were received by the following persons and groups during fiscal 2008: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group and provides information regarding future benefits to directors who are not executive officers.

	Options		Restricted Stock
Name and Position	Average Exercise Price ($)	Number (#)	Dollar Value ($)	Number (#)
Walter C. Herlihy, President and CEO	—	—	—	—
William J. Kelly, Vice President, Finance and Administration	$4.82	100,000	$24,051	5,000
James R. Rusche, Senior Vice President, Research and Development	—	—	—	—
Daniel P. Witt, Vice President, Operations	—	—	—	—
All current executive officers, as a group	$4.82	100,000	$24,051	5,000
All current directors who are not executive officers, as a group	(1)	104,000	—	—
All current employees who are not executive officers, as a group	$4.38	117,500	—	—

(1)	The exercise price will be the fair market value on the date of grant.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2001 Plan. It does not describe all federal tax consequences under the 2001 Plan, nor does it describe state or local tax consequences.

The advice set forth below was not intended or written to be used, and it cannot be used, by any taxpayer for the purpose of avoiding United States federal tax penalties that may be imposed on the taxpayer. The advice was written to support the promotion or marketing of the transaction(s) or matter(s) addressed herein. Each taxpayer should seek advice based upon the taxpayer’s particular circumstances from an independent tax advisor. The foregoing language is intended to satisfy the requirements under the regulations in Section 10.35 of Circular 230.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the 2001 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for certain awards under the 2001 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Principal Financial Officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2001 Plan is structured to allow certain awards to qualify as performance-based compensation.

Vote Required

The affirmative vote of a majority of shares of common stock is required for the approval of the 2001 Plan.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE SECOND AMENDED AND RESTATED 2001 REPLIGEN CORPORATION STOCK PLAN.

Equity Compensation Plan Information

The following table provides information as of December 31, 2007 regarding shares of common stock that may be issued under the Company’s equity compensation plans consisting of the Amended and Restated 2001 Repligen Corporation Stock Plan and the 1992 Repligen Corporation Stock Option Plan.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:	1,622,750	$3.78	440,809
Equity compensation plans not approved by security holders:	N/A	N/A	N/A
Total	1,622,750	$3.78	440,809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected the firm of Ernst & Young LLP, independent registered public accounting firm, to serve as independent auditors for the fiscal year ending March 31, 2009. Ernst & Young LLP has served as the Company’s independent registered public accounting firm since 2002. In accordance with standing policy, Ernst & Young LLP periodically changes the personnel who work on the audit of Repligen.

Fees

The following sets forth the aggregate fees billed by Ernst & Young LLP to the Company during the fiscal years ended March 31, 2008 and 2007:

Audit Fees

Fees paid for audit services were approximately $270,431 for the fiscal year ended March 31, 2008 and $234,100 for fiscal year ended March 31, 2007. These included fees associated with the annual audit, the reviews of the Company’s quarterly reports on Form 10-Q, and fees related to filings with the SEC.

Audit Related Fees

Ernst & Young LLP billed no fees for the last two years for assurance and related services that are reasonably related to the performance of the audit or review of the financial statements and are not otherwise reported above.

Tax Fees

Total fees paid for tax services was $64,445 for the fiscal year ended March 31, 2008 and $13,500 for the fiscal year ended March 31, 2007, consisting of tax compliance and preparation fees.

All Other Fees

Ernst & Young LLP billed no additional fees for the fiscal years ended March 31, 2008 and 2007.

The Audit Committee of the Board has implemented procedures under the Company’s Audit Committee Pre-Approval Policy for Audit and Non-Audit Services (the “Pre-Approval Policy”) to ensure that all audit and permitted non-audit services provided to the Company are approved by the Audit Committee. Specifically, the Audit Committee pre-approves the use of Ernst & Young LLP for specific audit and non-audit services, within approved monetary limits. If a proposed service has not been pre-approved pursuant to the Pre-Approval Policy, then it must be specifically pre-approved by the Audit Committee before Ernst & Young LLP may provide it. Any pre-approved services exceeding the limits pre-approved by the Audit Committee must again be pre-approved by the Audit Committee. Following the effectiveness of the rules regarding audit committee pre-approval, all of the audit-related, tax and all other services provided by Ernst & Young LLP to the Company for the fiscal year ended March 31, 2008 were approved by the Audit Committee by means of a specific pre-approval or pursuant to the procedures contained in the Pre-Approval Policy. All non-audit services provided in the fiscal year ended March 31, 2008 were reviewed with the Audit Committee, which concluded that the provisions of such services by Ernst & Young LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

In connection with the audits for the period ending March 31, 2008, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to refer to such disagreement in connection with their report.

A member of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires Repligen’s directors, officers, and holders of more than ten percent of Repligen’s Common Stock (collectively, “Reporting Persons”), to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of Repligen. Such Reporting Persons are required by SEC regulation to furnish Repligen with copies of all Section 16(a) reports they file. Based on its review of the copies of such filings received by it with respect to the fiscal year ended March 31, 2008, the Company believes that all required persons complied with all Section 16(a) filing requirements, except for the following: the Company did not timely file a Form 3 on behalf of Dr. Henry when Dr. Henry became a director of Repligen, and the Company did not timely file a Form 4 with respect to one transaction on behalf of each of Dr. Henry and Ms. Whitehouse Pew.

OTHER BUSINESS

Management does not know of any other matters to be brought before the Annual Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Meeting, it is intended that the Proxies will be voted by the persons named therein in accordance with their judgment on such matters.

Even if you plan to attend the Meeting in person, please sign, date and return the enclosed Proxy promptly or vote in accordance with the instructions listed on the proxy card. A postage-paid return-addressed envelope is enclosed for your convenience. Your cooperation in giving this matter your immediate attention and in returning your proxies will be appreciated.

STOCKHOLDERS’ PROPOSALS

Repligen must receive any proposal by a stockholder of Repligen intended to be presented at the 2009 Annual Meeting of Stockholders at its principal executive office not later than March 29, 2009 in accordance with Rule 14a-8 issued under the Exchange Act for inclusion in Repligen’s proxy statement and form of proxy relating to that meeting.

If a stockholder who wishes to present a proposal at the 2009 Annual Meeting of Stockholders (which is not otherwise submitted for inclusion in the proxy statement in accordance with the preceding paragraph) fails to notify the Company by June 9, 2009 and such proposal is brought before the 2009 Annual Meeting of Stockholders, then under the SEC’s proxy rules, the proxies solicited by management with respect to the 2009 Annual Meeting of Stockholders will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

Any proposal intended to be presented at the 2009 Annual Meeting of Stockholders must also comply with the other requirements of the proxy solicitation rules of the SEC. In order to curtail any controversy as to the date on which a proposal was received by Repligen, it is suggested that proponents submit their proposal by Certified Mail, Return Receipt Requested or other means, including electronic means that permit them to prove date of delivery.

EXPENSES AND SOLICITATION

The cost of solicitation will be borne by Repligen, and in addition to directly soliciting stockholders by mail, Repligen may request banks and brokers to solicit their customers who have stock of Repligen registered in the name of the nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of Repligen may also be made of some stockholders in person or by mail or telephone following the original solicitation. Repligen may, if appropriate, retain any independent proxy solicitation firm to assist Repligen in soliciting proxies. If Repligen does retain a proxy solicitation firm, Repligen would pay such firm’s customary fees and expenses which such fees would be expected to be approximately, $7,500, plus expenses.

HOUSEHOLDING

Our Annual Report, including audited financial statements for the fiscal year ended March 31, 2008, is being mailed to you along with this Proxy Statement. In order to reduce printing and postage costs, Broadridge Financial Solutions, Inc. has undertaken an effort to deliver only one Annual Report and one Proxy Statement to multiple stockholders sharing an address. This delivery method, called “householding,” is not being used, if Broadridge has received contrary instructions from one or more of the stockholders sharing an address. If your household has received only one Annual Report and one Proxy Statement, Repligen Corporation will deliver promptly a separate copy of the Annual Report and the Proxy Statement to any stockholder who sends a written request to Repligen Corporation, 41 Seyon Street, Building #1, Suite 100, Waltham, MA 02453, (781) 250-0111, Attention: Secretary. If your household is receiving multiple copies of Repligen’s Annual Reports or Proxy Statements and you wish to request delivery of a single copy, you may send a written request to Repligen Corporation, 41 Seyon Street, Building #1, Suite 100, Waltham, MA 02453, (781) 250-0111, Attention: Secretary.

Appendix A

SECOND AMENDED AND RESTATED 2001

REPLIGEN CORPORATION STOCK PLAN

SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Second Amended and Restated 2001 Repligen Corporation Stock Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including consultants and prospective employees) of Repligen Corporation (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards and Performance Share Awards.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Effective Date” means September 12, 2008.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to the closing price reported by NASDAQ or such other exchange on such date. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions (such as licensing arrangements or acquisitions of product candidates or technology), operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, stockholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group; clinical development; regulatory advancement; product commercialization; achievement of product or clinical development milestones; development of intellectual property assets; organizational development (including recruitment and retention of personnel); achievement of research milestones; product manufacturing; entry into multiyear supply arrangements with customers; and facility development (including development of additional research, office, production or manufacturing facilities.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award. Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

“Prior Plan” means the 1992 Repligen Corporation Stock Option Plan.

“Restricted Stock Award” means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of phantom stock units to a grantee.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iii) the sale of all of the Stock of the Company to an unrelated person or entity.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Administration of Plan. The Plan shall be administered by the Administrator, provided that the amount, timing and terms of the grants of Awards to Non-Employee Directors shall be determined by the compensation committee or similar committee comprised solely of Non-Employee Directors.

(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Performance Share Awards, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; and

(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Delegation of Authority to Grant Options. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Options, to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d) Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e) Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.	STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,585,778 shares, subject to adjustment as provided in Section 3(c) and in the third sentence of this subsection (a). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. To the extent that the 1,663,841 shares of Stock underlying any options previously granted under the Prior Plan are forfeited, canceled or otherwise terminated (other than by exercise), such shares of Stock shall be added to the shares of Stock available for issuance under the Plan. Shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding shall not be available for future issuance under the Plan. In addition, upon exercise of Stock Appreciation Rights, the gross number of shares exercised shall be deducted from the total number of shares remaining available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 1,500,000 shares of Stock may be granted to any one individual grantee during any one calendar year period and no more than 2,887,278 shares will be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, (v) the number of Stock Options automatically granted to Non-Employee Directors, and (vi) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(c) Mergers and Other Transactions. Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award Certificate, in the case of and subject to the consummation of a Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of

Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee.

(d) Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.	ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.	STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

(a) Stock Options Granted to Employees and Key Persons. The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Certificate:

(A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

(D) With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(v) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(b) Stock Options Granted to Non-Employee Directors.

(i) Automatic Grant of Options.

(A) Each Non-Employee Director who is serving as Director of the Company on the fifth business day after each annual meeting of stockholders, beginning with the 2008 annual meeting, shall automatically be granted on such day a Non-Qualified Stock Option to acquire 20,000 shares of Stock.

(B) Each person who becomes a member of the Board in the capacity of a Non-Employee Director shall automatically be granted, on the date such person first serves in such capacity, a Non-Qualified Stock Option to acquire 24,000 shares of Stock.

(C) The exercise price per share for the Stock covered by a Stock Option granted under this Section 5(b) shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

(D) The Administrator, in its discretion, may grant additional Non-Qualified Stock Options to Non-Employee Directors. Any such grant may vary among individual Non-Employee Directors.

(ii) Exercise; Termination.

(A) An Option granted under Section 5(b)(i)(A) shall be exercisable after the first anniversary of the grant date. An Option granted under Section 5(b)(i)(B) shall become exercisable equally over a three year period from the grant date. An Option issued under this Section 5(b) shall not be exercisable after the expiration of ten years from the date of grant.

(B) Options granted under this Section 5(b) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(iv). An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

SECTION 6.	STOCK APPRECIATION RIGHTS

(a) Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(b) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(c) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7.	RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Certificate. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 17 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d) Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 17 below, in writing after the Award is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8.	RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

(b) Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c) Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units.

(d) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 17 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.	UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.	CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 11.	PERFORMANCE SHARE AWARDS

(a) Nature of Performance Share Awards. The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, and such other limitations and conditions as the Administrator shall determine.

(b) Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

(c) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 17 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.	PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a) Performance-Based Awards. Any employee or other key person providing services to the Company and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. Each Performance-Based Award shall comply with the provisions set forth below.

(b) Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c) Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d) Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 1,500,000 Shares (subject to adjustment as provided in Section 3(b) hereof) or $250,000 in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 13.	TRANSFERABILITY OF AWARDS

(a) Transferability. Except as provided in Section 13(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b) Administrator Action. Notwithstanding Section 13(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options or Restricted Stock Units) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.

(c) Family Member. For purposes of Section 13(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 14.	TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 15.	SECTION 409A AWARDS.

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 16.	TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 17.	AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(c) or 3(d), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 17 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c).

SECTION 18.	STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 19.	GENERAL PROVISIONS

(a) No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b) Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 19(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f) Forfeiture of Awards under Sarbanes-Oxley Act. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

SECTION 20.	EFFECTIVE DATE OF PLAN

This Plan was originally approved by the stockholders on September 14, 2001. The Plan was amended and restated in 2008. The Effective Date of this Plan is September 12, 2008. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board or July 25, 2018.

SECTION 21.	GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: July 25, 2008

DATE APPROVED BY STOCKHOLDERS: September     , 2008

REPLIGEN CORPORATION c/o AMERICAN STOCK TRANSFER 59 MAIDEN LANE NEW YORK, NY 10038	VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Repligen Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
ANNUAL MEETING OF STOCKHOLDERS OF REPLIGEN CORPORATION September 12, 2008

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

REPLIGEN CORPORATION

1.	To elect a Board of Directors for the ensuing year;

NOMINEES 01) Karen Dawes 03) Walter C. Herlihy, Ph.D. 05) Thomas F. Ryan, Jr.	02) Alfred L. Goldberg, Ph.D. 04) Alexander Rich, M.D. 06) Earl W. Henry, M.D.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for one or more nominees, mark “FOR ALL EXCEPT” and write the nominee’s number on the line below.

2.	To approve the Company’s Second Amended and Restated 2001 Repligen Corporation Stock Plan.

3.	To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND AUTHORITY WILL BE DEEMED GRANTED UNDER ITEM 3 TO HAVE THE PROXIES VOTED UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

To change the address on this account, please check the box at right and indicate your new address in the “Address Changes” space on the reverse side. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

Signature [PLEASE SIGN WITHIN BOX] Date                                  Signature (Joint Owners)                      Date

Dear Stockholder:

Please take note of the important information enclosed with this Proxy.

Your vote counts, and you are strongly encouraged to exercise your right to vote these shares.

Please mark the boxes on the proxy card to indicate how these shares will be voted. Then, please sign the card, detach it and return your proxy in the enclosed postage paid envelope. Thank you in advance for your prompt consideration of this matter.

Sincerely,

Repligen Corporation

PROXY

REPLIGEN CORPORATION

41 SEYON STREET

BUILDING #1, SUITE 100

WALTHAM, MA 02453

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Walter C. Herlihy and William J. Kelly, and each of them alone, proxies with full power of substitution, to vote all shares of common stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Repligen Corporation to be held on the 12th day of September, 2008 at 10:00 a.m., local time, at the offices of Repligen Corporation, 41 Seyon Street, Building #1, Suite 100, Waltham, Massachusetts 02453, and any adjournments or postponements thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated July 28, 2008, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in accordance with their judgment, upon such other business as may be properly presented at the meeting and any adjournments or postponements thereof.

(Continued and to be signed on the reverse side)

Address Changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

SEE REVERSE SIDE	SEE REVERSE SIDE